Exhibit 10.1

EXECUTION VERSION

DIRECTOR APPOINTMENT AND NOMINATION AGREEMENT

This Director Appointment and Nomination Agreement, dated as of March 25, 2020 (this “Agreement”), is by and among the persons and entities listed on Schedule A (collectively, the “Icahn Group”, and each individually a “member” of the Icahn Group), Occidental Petroleum Corporation (the “Company”) and, solely with respect to the provisions applicable to the New Independent Director, Margarita Paláu-Hernández (the “New Independent Director”). In consideration of and reliance upon the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	Board Representation and Board Matters; Corporate Governance.

(a)	The Company and the Icahn Group agree as follows:

(i)
on or prior to the date of this Agreement, the Company shall take or shall have taken all necessary action to increase the size of the Board of Directors of the Company (the “Board”) to fifteen (15) and to appoint the following persons to fill the resulting vacancies, effective immediately, each with a term expiring at the 2020 annual meeting of stockholders of the Company (the “2020 Annual Meeting”): (x) Stephen Chazen, as the new Chairman of the Board (the “New Chairman”), (y) the New Independent Director and (z) each of Andrew Langham and Nicholas Graziano as directors of the Board (Messrs. Langham and Graziano, collectively, the “Icahn Designees” and each an “Icahn Designee”).

(ii)
as long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five (5) business days of written notice from the Company specifying any such breach, the Company agrees that the Company’s slate of nominees for election to the Board at the 2020 Annual Meeting will consist of no more than eleven (11) individuals (collectively, the “2020 OXY Slate”) and will include the New Chairman, New Independent Director and each of the Icahn Designees as well as the following persons: Andrew F. Gould, Carlos M. Gutierrez, Vicki A. Hollub, William R. Klesse, Jack B. Moore, Avedick B. Poladian and Robert M. Shearer. Notwithstanding the foregoing, should any of the nominees on the 2020 Oxy Slate, other than the New Independent Director or any Icahn Designee, resign from the Board or be rendered unable or refuse to stand for election to, or for any other reason fail to serve or is not serving on, the Board, the Company shall be entitled to nominate a replacement for election to the Board at the 2020 Annual Meeting.

(iii)
the Company shall use reasonable best efforts to cause the election of the New Chairman, New Independent Director and each of the Icahn Designees at the 2020 Annual Meeting (including by (x) recommending that the Company’s stockholders vote in favor of the election of the New Chairman, New Independent Director and each of the Icahn Designees, (y) including the New Chairman, New Independent Director and each of the Icahn Designees in the Company’s proxy statement and proxy card for the 2020 Annual Meeting, and (z) otherwise supporting the New Chairman, New Independent Director and each of the Icahn Designees for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate).

(iv)
that as a condition to the Icahn Designees’ and the New Independent Director’s appointment to the Board, the Icahn Designees and the New Independent Director each agree to provide to the Company, prior to nomination and appointment and on an on-going basis while serving as a member of the Board, such information and materials as the Company routinely receives from other members of the Board or as is required to be disclosed in proxy statements under applicable law or as is otherwise reasonably requested by the Company from time-to-time from all members of the Board in connection with the Company’s legal, regulatory, auditor or stock exchange requirements, including a completed D&O Questionnaire in the form separately provided to the Icahn Group (the “Nomination Documents”).

(v)
that should any Icahn Designee or New Independent Director resign from the Board (other than, in the case of an Icahn Designee, as required by Section 1(d)) or be rendered unable to, or refuse to, be appointed to, or for any other reason fail to serve or is not serving, on the Board (other than as a result of not being nominated by the Company for election at an annual meeting of stockholders subsequent to the 2020 Annual Meeting, following which the Icahn Group’s replacement rights pursuant to this Section 1(a)(v) shall terminate with respect to such Icahn Designee or the New Independent Director, as the case may be), as long as the Icahn Group has not materially breached this Agreement and failed to cure such breach within five (5) business days of written notice from the Company specifying any such breach, the Icahn Group shall be entitled to designate, and the Company shall cause to be added as a member of the Board or as a nominee on the 2020 OXY Slate, as applicable, a replacement that is approved by the Board, such approval not to be unreasonably withheld, conditioned or delayed (an “Acceptable Person”) (and if such proposed designee is not an Acceptable Person, the Icahn Group shall be entitled to continue designating a recommended replacement until such proposed designee is an Acceptable Person) (a “Replacement”). Notwithstanding the foregoing sentence, the Icahn Group’s replacement rights pursuant to this Section 1(a)(v) shall terminate with respect to the New Independent Director at such time as all Icahn Designees (or their Replacements) are required to tender their resignations from the Board pursuant to Section 1(d). Any such Replacement who becomes a Board member in replacement of any Icahn Designee or New Independent Director shall be deemed to be an Icahn Designee or New Independent Director, as applicable, for all purposes under this Agreement and, as a condition to being appointed to the Board, shall be required to sign a customary joinder to this Agreement. For the avoidance of doubt, in no event will the Board be required to approve as a Replacement for the New Independent Director any individual with a material relationship (as such term is used in the NYSE Rules (as defined below)) with the Icahn Group or any Icahn Affiliate (as defined below), including by employment (including as a board member) by any member of the Icahn Group or any Icahn Affiliate or by being designated by the Icahn Group or any Icahn Affiliate to serve on the board of directors (including as an observer) of another person.

(vi)
from and after the date of this Agreement, until such time as one or more of the Icahn Designees (or their Replacements) are required to tender their resignations from the Board pursuant to Section 1(d), without the approval of the Icahn Designees who are then members of the Board, the Board shall not elect or appoint a new Chairman of the Board without the approval (not to be unreasonably withheld, delayed or conditioned) of such Icahn Designees; provided, however, that in no event shall the Icahn Designees condition any approval under this Section 1(a)(vi) on any of the following individuals being named as the new Chairman: (x) any Icahn Designee, (y) the New Independent Director or (z) any employee or director of, or any other individual that has a material relationship (as such term is used in the NYSE Rules) with, the Icahn Group or any Icahn Affiliate.

(vii)
that (1) for any annual meeting of stockholders subsequent to the 2020 Annual Meeting, the Company shall notify the Icahn Group in writing no less than thirty-five (35) calendar days before the advance notice deadline set forth in the Company’s By-laws (as amended, the “By-laws”) whether the Icahn Designees and the New Independent Director will be nominated by the Company for election as directors at such annual meeting and, (2) if the Icahn Designees and the New Independent Director, as applicable, are to be so nominated, shall use reasonable best efforts to cause the election of the Icahn Designees and the New Independent Director, as applicable, so nominated by the Company (including by (x) recommending that the Company’s stockholders vote in favor of the election of the Icahn Designees and the New Independent Director, as applicable, (y) including the Icahn Designees and the New Independent Director, as applicable, in the Company’s proxy statement and proxy card for such annual meeting and (z) otherwise supporting the Icahn Designees and the New Independent Director, as applicable, for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate).

(viii)
that as of the date of this Agreement, the Company represents and warrants that, (y) prior to the Board appointing the Icahn Designees and the New Independent Director as directors, the Board is composed of twelve (12) directors and that there are no vacancies on the Board, and (z) after the Board appoints the Icahn Designees and the New Independent Director as directors, the Board will be composed of fifteen (15) directors and that there will be no vacancies on the Board.  Notwithstanding anything to the contrary herein, from and after the date of this Agreement, so long as an Icahn Designee is a member of the Board, without the approval of the Icahn Designees who are then members of the Board, the Board shall not increase the size of the Board above (1) prior to opening of the polls at the 2020 Annual Meeting, fifteen (15) directors and (2) from and after the opening of the polls at the 2020 Annual Meeting, eleven (11) directors, in each case with each such director having one vote on all matters.

(ix)
that from and after the date of this Agreement, so long as an Icahn Designee is a member of the Board (and in each case other than with respect to the Oversight Committee (as defined below)): (x) without the approval of the Icahn Designees then on the Board, the Board shall not form an Executive Committee or any other committee with functions similar to those customarily granted to an Executive Committee; and (y) the Board shall not form any other new committee without offering to at least one Icahn Designee the opportunity to be a member of such committee (provided, however that if such committee has more than four (4) members then two Icahn Designees shall be offered to be appointed to such committee (to the extent there are two Icahn Designees then on the Board)). Notwithstanding anything to the contrary in this Agreement, any Board consideration of appointment and employment of executive officers, mergers, acquisitions of material assets, dispositions of material assets, or other extraordinary transactions, such consideration, and voting with respect thereto, shall take place only at the full Board level or in committees of which one of the Icahn Designees is a member.

(x)
each of the Icahn Designees and the New Independent Director confirms that he or she will recuse himself or herself from such portions of Board or committee meetings, if any, involving actual conflicts between the Company and the Icahn Group. Promptly following the execution of this Agreement, and in any event within one (1) business day following the date hereof, the Board shall make a determination as to whether the Icahn Designees and the New Independent Director, based solely upon the representations provided by the Icahn Group in Section 6 of this Agreement and the information provided to the Board by the Icahn Designees and the New Independent Director in the Nomination Documents, are independent under the Board’s independence guidelines, the independence requirements of the New York Stock Exchange (the “NYSE Rules”), and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(xi)
that, to the extent permitted by law and the Company’s existing insurance coverage, from and after the date of this Agreement, the Icahn Designees and the New Independent Director shall be covered by the same indemnification and insurance provisions and coverage as are applicable to the individuals that are currently directors of the Company.

(xii)
concurrently with their appointments to the Board pursuant to Section 1(a)(i) and subject to compliance with all stock exchange rules, the Board will appoint: (1) Nicholas Graziano and Andrew Langham to the Oversight Committee; (2) Nicholas Graziano to the Audit Committee of the Board; (3) the New Independent Director to the Executive Compensation Committee of the Board, (4) Andrew Langham to the Corporate Governance and Nominating Committee of the Board; and (5) the New Independent Director to the Environmental, Health and Safety Committee of the Board. Notwithstanding the foregoing, the Company acknowledges that any director is permitted to attend any committee meeting regardless of whether such director is a member of such committee. For purposes of this Agreement, the “Oversight Committee” shall mean a committee of the Board the purpose of which shall consist of providing regular Board input and oversight, shall meet more frequently with management than the full Board and which shall initially be comprised of the New Chairman, Nicholas Graziano, Andrew Langham, Jack Moore and Andrew Gould. The Oversight Committee shall be formed as promptly as practicable following the date of this Agreement.

(b)
At all times from the date of this Agreement through the termination of their service as a member of the Board, each of the Icahn Designees and the New Independent Director shall comply with all written policies, procedures, processes, codes, rules, standards and guidelines applicable to all non-employee Board members and of which the Icahn Designees and the New Independent Directors have been provided written copies in advance (or which have been filed with the Securities and Exchange Commission (“SEC”) or posted on the Company’s website), including the Company’s code of business conduct, corporate policies on ethical business conduct, political contributions, lobbying and other political activities policy, conflicts of interest policy, insider trading policy, anti-hedging policy and governance policies, and shall preserve the confidentiality of Company business and information, including discussions or matters considered in meetings of the Board or Board committees (except to the extent permitted in the Confidentiality Agreement (as defined below) to be entered into pursuant to Section 4 of this Agreement). In addition, each of the Icahn Designees and the New Independent Director is aware of and shall act in accordance with his or her fiduciary duties with respect to the Company and its stockholders; provided, however, that any alleged or actual breach of their fiduciary duties shall not restrict or eliminate any rights such director has to insurance coverage or indemnification from the Company.

(c)
the Icahn Group hereby withdraws (x) its nominations of each of the Icahn Designees and each of the other nominees named by the Icahn Group for election at the 2020 Annual Meeting in the nomination notice submitted to the Company (as amended) and any related materials or notices submitted to the Company in connection therewith or related thereto; provided that the Icahn Designees are included as nominees on the 2020 OXY Slate as provided herein and (y) all of its proposals (the “Icahn Group Proposals”) for other business to be brought before the stockholders at the 2020 Annual Meeting and any related materials or notices submitted to the Company in connection therewith or related thereto.

(d)
Any provision in this Agreement to the contrary notwithstanding, if at any time after the date of this Agreement, the Icahn Group, together with any controlled Affiliate of the members of the Icahn Group (such controlled Affiliates, collectively and individually, the “Icahn Affiliates”), ceases collectively to beneficially own (for all purposes in this Agreement, the terms “beneficially own” and “beneficial ownership” shall have the meaning ascribed to such terms as defined in Rule 13d-3 (as in effect from time to time) promulgated by the SEC under the Exchange Act), an aggregate Net Long Position (x) in at least 44,313,635 of the total outstanding shares of common stock, par value $0.20 per share, of the Company (“Common Shares”) (as adjusted for any stock dividends, combinations, splits, recapitalizations and similar type events), (1) one of the Icahn Designees (or, if applicable, his or her Replacement) shall, and the Icahn Group shall cause such Icahn Designee to, promptly tender his or her resignation from the Board and any committee of the Board on which he or she then sits and (2) the Icahn Group shall not have the right to replace such Icahn Designee; or (y) in at least 22,156,817 of the total outstanding Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and similar type events), (1) each of the Icahn Designees (or, if applicable, his or her Replacement) shall, and the Icahn Group shall cause such Icahn Designee to, promptly tender his or her resignation from the Board and any committee of the Board on which he or she then sits and (2) the Icahn Group shall not have the right to replace such Icahn Designee(s).

The Icahn Group, upon request, shall keep the Company regularly apprised of the Net Long Position of the Icahn Group and the Icahn Affiliates to the extent that such position differs from the ownership positions publicly reported on the Icahn Group’s Schedule 13D and amendments thereto.

For purposes of this Agreement: the term “Net Long Position” shall mean: such Common Shares beneficially owned, directly or indirectly, that constitute such person’s net long position as defined in Rule 14e-4 under the Exchange Act mutatis mutandis, provided that “Net Long Position” shall not include any shares as to which such person does not have the right to vote or direct the vote, or as to which such person has entered into a derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares; and the terms “person” or “persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature.

(e)
Each of the Icahn Designees shall, prior to his or her appointment to the Board, and each member of the Icahn Group shall cause each of the Icahn Designees to, execute an irrevocable resignation in the form attached to this Agreement as Exhibit A.

(f)
Other than the Rights Agreement, dated as of March 12, 2020 (the “Rights Agreement”) between the Company and Equiniti Trust Company, as Rights Agent, so long as the Icahn Group, together with the Icahn Affiliates, beneficially owns an aggregate Net Long Position in at least 44,313,635 of the total outstanding Common Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations or similar type events), the Company shall not adopt a Rights Plan (x) with an “Acquiring Person” beneficial ownership threshold below 20.0% of the then-outstanding Common Shares and (y) unless such Rights Plan provides that, if such Rights Plan is not ratified by the Company’s stockholders within one (1) year of such Rights Plan being adopted, such Rights Plan shall automatically expire. The term “Rights Plan” shall mean any plan or arrangement of the sort commonly referred to as a “rights plan” or “stockholder rights plan” or “shareholder rights plan” or “poison pill” that is designed to increase the cost to a potential acquirer of exceeding the applicable ownership thresholds through the issuance of new rights, common stock or preferred shares (or any other security or device that may be issued to stockholders of the Company, other than ratably to all stockholders of the Company) that carry severe redemption provisions, favorable purchase provisions or otherwise, and any related rights agreement.

(g)
On or prior to the date of this Agreement, the Company shall adopt or shall have adopted amendments to the By-laws substantially in the final form provided to the Icahn Group concurrently with the execution of this Agreement. The Company agrees to and shall submit to its stockholders at the 2020 Annual Meeting proposals substantially in the final form provided to the Icahn Group concurrently with the execution of this Agreement (and any changes thereto after the date of this Agreement shall be subject to the approval of the Icahn Group, not to be unreasonably withheld, delayed or conditioned) (the “Corporate Governance Proposals”) to amend the Company’s Restated Certificate of Incorporation.  The Company shall use reasonable best efforts to cause the Corporate Governance Proposals to be adopted by the Company’s stockholders at the 2020 Annual Meeting (including by recommending that the Company’s stockholders vote in favor of the Corporate Governance Proposals) and otherwise supporting the adoption of the Corporate Governance Proposals by the stockholders in a manner no less rigorous and favorable than the manner in which the Company seeks support for the other proposals recommended by the Board for stockholder approval at the 2020 Annual Meeting.

2.	Voting Agreement; Icahn Group Restrictions.

(a)
Unless the Company or the Board has: (x) breached Sections 1(a)(i), (ii), (vii)(1) or (viii), (y) breached Sections 1(a)(iii), (v), (vi), (vii)(2), (ix), (x), (xi), (xii), (f) or (g) and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach; or (z) otherwise breached any other material provision of this Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach, solely in connection with the 2020 Annual Meeting, each member of the Icahn Group shall (1) cause, in the case of all Voting Securities owned of record, and (2) instruct and cause the record owner, in the case of all shares of Voting Securities beneficially owned but not owned of record, directly or indirectly, by it, or by any Icahn Affiliate, in each case as of the record date of the 2020 Annual Meeting, in each case that are entitled to vote at the 2020 Annual Meeting, to be present for quorum purposes and to be voted, at the 2020 Annual Meeting or at any adjournment or postponement thereof, (A) for each nominee on the 2020 OXY Slate, (B) against any proposed directors that are not nominated by the Board for election at the 2020 Annual Meeting and (C) in favor of the ratification of the Company’s auditors, (D) in favor of the proposal to increase the number of the Company’s authorized Common Shares to 1.5 billion and (E) in favor of adopting the Corporate Governance Proposals. Except as provided in the foregoing sentence, the Icahn Group shall not be restricted from voting “For”, “Against” or “Abstaining” from any other proposals at any annual or special meeting.

(b)
Unless the Company or the Board has: (x) breached Sections 1(a)(i), (ii), (vii)(1) or (viii), (y) breached Sections 1(a)(iii), (v), (vi), (vii)(2), (ix), (x), (xi), (xii), (f) or (g) and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach; or (z) otherwise breached any other material provision of this Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach, that for any annual meeting of stockholders subsequent to the 2020 Annual Meeting, if the Board has agreed to nominate the Icahn Designees then serving on the Board for election at such annual or special meeting and the Icahn Designees and the New Independent Director have consented to be nominated at such annual meeting, each member of the Icahn Group shall (1) cause, in the case of all Voting Securities owned of record, and (2) instruct and cause the record owner, in the case of all shares of Voting Securities beneficially owned but not owned of record, directly or indirectly, by it, or by any Icahn Affiliate, in each case as of the record date of the applicable annual meeting, in each case that are entitled to vote at such annual meeting, to be present for quorum purposes and to be voted at such annual meeting or at any adjournment or postponement thereof, (A) for each director nominated by the Board for election at such annual meeting, (B) against any (i) stockholder proposal to increase the size of the Board and (ii) any proposed directors that are not nominated by the Board for election at such annual meeting, and (C) in favor of the appointment of the Company’s auditors. Except as provided in the foregoing sentence and in Section 2(c), the Icahn Group shall not be restricted from voting “For”, “Against” or “Abstaining” from any other proposals at any annual or special meeting following the 2020 Annual Meeting.

(c)
Unless the Company or the Board has: (x) breached Sections 1(a)(i), (ii), (vii)(1) or (viii), (y) breached Sections 1(a)(iii), (v), (vi), (vii)(2), (ix), (x), (xi), (xii), (f) or (g) and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach; or (z) otherwise breached any other material provision of this Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach, that for any special meeting of stockholders that includes a proposal to remove and replace directors or to expand the Board and add directors, then so long as (x) any Icahn Designee is a member of the Board at the time of such special meeting or (y) the Icahn Group has the right to designate a Replacement at such time (including at such special meeting), each member of the Icahn Group shall (1) cause, in the case of all Voting Securities owned of record, and (2) instruct and cause the record owner, in the case of all shares of Voting Securities beneficially owned but not owned of record, directly or indirectly, by it, or by any Icahn Affiliate, in each case as of the record date of such special meeting, in each case that are entitled to vote at such special meeting, to be present for quorum purposes and to be voted at such special meeting or at any adjournment or postponement thereof, (A) for each director nominated or supported by the Board for election at such special meeting, and (B) against any (i) proposal to remove directors or increase the size of the Board and (ii) proposed directors that are not nominated by the Board for election at such special meeting. Except as provided in the foregoing sentence, the Icahn Group shall not be restricted from voting “For”, “Against” or “Abstaining” from any other proposals at any such special meeting.

As used in this Agreement, the term “Voting Securities” shall mean the Common Shares that such person has the right to vote or has the right to direct the vote. For purposes of this Section, no person shall be, or be deemed to be, the “beneficial owner” of, or to “beneficially own,” any securities beneficially owned by any director of the Company to the extent such securities were acquired directly from the Company by such director as or pursuant to director compensation for serving as a director of the Company. For purposes of this Agreement, the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act.

(d)
From and after the date hereof, until the later of (x) the end of the 2020 Annual Meeting and (y) such date as no Icahn Designee is on the Board and the Icahn Group no longer has any right to designate a Replacement (including if the Icahn Group has irrevocably waived such right in writing) (the “Standstill Period”), so long as the Company has not breached any material provision of this Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach, no member of the Icahn Group shall, directly or indirectly, and each member of the Icahn Group shall cause each of the Icahn Affiliates not to, directly or indirectly (it being understood that the foregoing shall not restrict the Icahn Designees from discussing the matters set forth below with other members of the Board):

(i)
except with respect to the signatories to the Icahn Group’s Schedule 13D filed with the SEC on March 12, 2020 (the “Icahn Schedule 13D”), form or join in a partnership, limited partnership, syndicate or a “group” as defined under Section 13(d) of the Exchange Act, with respect to the securities of the Company;

(ii)
present (or request to present) at any annual meeting or any special meeting of the Company’s stockholders, any proposal for consideration for action by stockholders or engage in any solicitation of proxies or consents or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) of proxies or consents (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders) or, except as provided in this Agreement, otherwise publicly propose (or publicly request to propose) any nominee for election to the Board or seek representation on the Board or the removal of any member of the Board; provided, however, that nothing in this clause (ii) or any other provision in this Agreement shall restrict or prevent any member of the Icahn Group from (A) supporting or engaging in solicitation activities relating to the 2020 Annual Meeting or any future annual or special meeting, to the extent such support or solicitation activities are consistent with the Company’s recommendations disclosed in the Company’s proxy statement prepared in connection with such annual or special meeting or (B) engaging in solicitation activities to encourage any stockholder to vote “Against” the proposal to approve the Rights Agreement (the foregoing (A) and (B), collectively,  “Permitted Solicitation Activities”);

(iii)
grant any proxy, consent or other authority to vote with respect to any matters (other than to the named proxies included in the Company’s proxy card for any annual meeting or special meeting of stockholders) or deposit any Voting Securities in a voting trust or subject them to a voting agreement or other arrangement of similar effect (excluding customary brokerage accounts, margin accounts, prime brokerage accounts and the like), in each case, except as provided in Sections 2(a), (b) or (c);

(iv)
call or seek to call any special meeting of the Company or make any request under Section 220 of the Delaware General Corporation Law (“DGCL”) or other applicable legal provisions regarding inspection of books and records or other materials (including stocklist materials) of the Company or any of its subsidiaries;

(v)	institute, solicit, assist or join, as a party, any litigation, arbitration or other proceeding against or involving the Company;

(vi)
separately or in conjunction with any other person in which it is or proposes to be either a principal, partner or financing source or is acting or proposes to act as broker or agent for compensation, submit a proposal for or offer of (with or without conditions), any Extraordinary Transaction (as defined below); provided that the Icahn Group shall be permitted to sell or tender their Common Shares, and otherwise receive consideration, pursuant to any Extraordinary Transaction; and provided further that (A) if a third party (other than the Icahn Group or an Icahn Affiliate) commences a tender offer or exchange offer for all of the outstanding Common Shares that is recommended by the Board in its Recommendation Statement on Schedule 14D-9, then the Icahn Group shall similarly be permitted to make an offer for the Company or commence a tender offer or exchange offer for all of the outstanding Common Shares at the same or higher consideration per share, provided that the foregoing (y) will not relieve the Icahn Group of its obligations under the Confidentiality Agreement and (z) will not be deemed to require the Company to make any public disclosures and (B) the Company may waive the restrictions in this Section 2(d)(vi) with the approval of the Board. “Extraordinary Transaction” means, collectively, any of the following involving the Company or any of its subsidiaries or its or their securities or all or substantially all of the assets or businesses of the Company and its subsidiaries: any tender offer or exchange offer, merger, acquisition, business combination, reorganization, restructuring, recapitalization, sale or acquisition of material assets, or liquidation or dissolution; provided, however, this clause (vi) shall not prevent an Icahn Designee acting in his or her capacity as a director of the Company from raising such matter at the Board;

(vii)
seek, or encourage any person, to submit nominations in furtherance of a “contested solicitation” for the election or removal of directors with respect to the Company or, except as expressly provided in this Agreement, seek, encourage or take any other action with respect to the election or removal of any directors;

(viii)
make any public communication in opposition to (A) any merger, acquisition, amalgamation, recapitalization, restructuring, disposition, distribution, spin-off, asset sale, joint venture or other business combination or (B) any financing transaction, in each case involving the Company and approved by one or more Icahn Designees then on the Board;

(ix)
seek to advise, encourage, support or influence any person with respect to the voting or disposition of any securities of the Company at any annual or special meeting of stockholders, except in accordance with Section 2(a), (b) or (c) and the Permitted Solicitation Activities; or

(x)	publicly disclose any intention, plan or arrangement inconsistent with any provision of this Section 2(d).

(e)
During the Standstill Period, (i) so long as the Company has not breached any material provision of this Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Icahn Group specifying any such breach, neither a member of the Icahn Group nor any of the Icahn Affiliates shall make, or cause to be made, by press release or similar public statement, including to the press or media (including social media), or in an SEC filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism) the Company or the Company’s respective current or former officers or directors and (ii) so long as the Icahn Group has not breached any material provision of this Agreement and failed to cure such breach within five (5) business days following the receipt of written notice from the Company specifying any such breach, neither the Company nor any of its Affiliates shall make, or cause to be made, by press release or similar public statement, including to the press or media (including social media), or in an SEC filing, any statement or announcement that disparages (as distinct from objective statements reflecting business criticism) any member of the Icahn Group or Icahn Affiliates or any of their respective current or former officers or directors.

3.
Public Announcements. Unless otherwise agreed, no earlier than 6:30 a.m., New York City time, on the first trading day after the date of this Agreement, the Company shall announce the execution of this Agreement by means of a press release in the form attached to this Agreement as Exhibit B (the “Press Release”). The Company acknowledges that the Icahn Group intends to file this Agreement and the Press Release (if any) as an exhibit to the Icahn Schedule 13D pursuant to an amendment. The Company shall have an opportunity to review in advance any Schedule 13D filing made by the Icahn Group with respect to this Agreement, and the Icahn Group shall have an opportunity to review in advance the Form 8-K filing to be made by the Company with respect to this Agreement.

4.
Confidentiality Agreement. The Company hereby agrees that: (i) the Icahn Designees are permitted to and may provide confidential information subject to and in accordance with the terms of the confidentiality agreement in the form attached to this Agreement as Exhibit C (the “Confidentiality Agreement”) (which the Icahn Group agrees to execute and deliver to the Company and cause the Icahn Designees to abide by) and (ii) the Company will execute and deliver the Confidentiality Agreement to the Icahn Group substantially contemporaneously with execution and delivery thereof by the other signatories thereto. At any time an Icahn Designee is a member of the Board, the Board shall not adopt a policy precluding members of the Board from speaking to Mr. Icahn, and the Company confirms that it will advise members of the Board that they may speak to Mr. Icahn (but subject to the Confidentiality Agreement), if they are willing to do so (but may caution them regarding specific matters, if any, that involve conflicts between the Company and the Icahn Group).

5.
Representations and Warranties of All Parties. Each of the parties represents and warrants to the other party that: (a) such party has all requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such party, enforceable against such party in accordance with its terms; and (c) this Agreement will not result in a violation of any terms or conditions of any agreements to which such person is a party or by which such party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such party.

6.
Pending Section 220 Demand and Related Litigation.  The Icahn Group hereby agrees, no later than March 26, 2020, (i) to withdraw and not renew its demand for books and records and other materials pursuant to Section 220 of the DGCL and (ii) pursuant to Rule 29(a) of the Rules of the Supreme Court of the State of Delaware, to (1) stipulate to the dismissal with prejudice of the appeal filed by High River Limited Partnership, Icahn Partners Master Fund LP and Icahn Partners LP on November 18, 2019 in the Supreme Court of the State of Delaware in the case captioned High River Ltd. P’ship v. Occidental Petroleum Corp., C.A. No. 483, 2019, and (2) use reasonable best efforts to obtain Court approval of such stipulation of dismissal, including by preparing and executing such other documentation necessary or appropriate, by order of such Court or otherwise, to obtain such approval.

7.
Representations and Warranties of Icahn Group. Each member of the Icahn Group jointly represents and warrants that, as of the date of this Agreement, (a) the Icahn Group collectively beneficially own, an aggregate of 88,627,271 Common Shares, (b) except as set forth in the preceding clause (a), no member of the Icahn Group, individually or in the aggregate with any Icahn Affiliate, has any other beneficial ownership of, or economic exposure to, any Common Shares, including through any derivative transaction or agreement; (c) the New Independent Director is not employed by any member of the Icahn Group (but the New Independent Director does serve as a director of Herbalife Ltd. and Conduent, Inc., both public companies in which the Icahn Group has a significant position); and (d) no member of the Icahn Group has any knowledge of any other stockholder of the Company that intends to submit a notice to the Company to nominate directors at the 2020 Annual Meeting.

8.
Representations and Warranties and Covenants of the Company. The Company represents and warrants, that as of the date of this Agreement, (a) none of the Company, the Board nor their respective advisors are engaged in discussions to grant board representation or board designation rights to any other stockholder of the Company, except for the Icahn Group, (b) the total annual compensation for the New Chairman is substantially similar to or lower than the total annual compensation paid to the existing Chairman as disclosed in the Company’s 2019 definitive proxy statement, filed with the SEC on March 28, 2019, and (c) the date for the 2020 Annual Meeting is scheduled for May 29, 2020 (and shall, in any event, be held no later than June 15, 2020). Further, the Company agrees that if the Company enters into an agreement, arrangement or understanding, or otherwise grants any rights, to any other stockholder of the Company to avoid a proxy or similar contest with such stockholder at the 2020 Annual Meeting, then to the extent such agreement, arrangement or understanding grants any right or rights that are more favorable than those set forth in this Agreement, the Company agrees it shall offer the same such rights to the Icahn Group.

9.
Miscellaneous. Following the appointment of the Icahn Designees to the Board pursuant to Section 1(a)(i), this Agreement shall thereafter terminate and be of no further force or effect at such time, if any, as (a) no Icahn Designee serves on the Board and (b) the Icahn Group is no longer entitled to designate a Replacement for any Icahn Designee. The parties hereto recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to at law or equity, the other party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware. In the event that any action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law. Furthermore, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (iv) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief, and (v) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

10.
No Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

11.
Entire Agreement. This Agreement and the Confidentiality Agreement contain the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

12.
Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy and email is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

if to the Company:

Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, TX 77046
Email: Marcia_E._Backus@oxy.com
Attention: Marcia E. Backus, General Counsel

With copies to (which shall not constitute notice):

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Email:	gschoen@cravath.com
khallam@cravath.com
awein@cravath.com

Attention:
George F. Schoen
O. Keith Hallam, III
Allison M. Wein

if to the Icahn Group:

Icahn Associates Corp.
16690 Collins Avenue, Penthouse Suite
Sunny Isles Beach, FL 33160
Attention: Keith Cozza, President and CEO
Email: kcozza@sfire.com

With a copy to (which shall not constitute notice):

Icahn Associates Corp.
16690 Collins Avenue, Penthouse Suite
Sunny Isles Beach, FL 33160
Attention: Jesse Lynn, General Counsel
Email: jlynn@sfire.com

13.
Severability. If at any time subsequent to the date of this Agreement, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

14.	Counterparts. This Agreement may be executed (including by facsimile or PDF) in two or more counterparts which together shall constitute a single agreement.

15.	Successors and Assigns. This Agreement shall not be assignable by any of the parties to this Agreement. This Agreement, however, shall be binding on successors of the parties hereto.

16.	No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other persons.

17.	Fees and Expenses. Neither the Company, on the one hand, nor the Icahn Group, on the other hand, will be responsible for any fees or expenses of the other in connection with this Agreement.

18.
Interpretation and Construction. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless context otherwise requires, references herein to Exhibits, Sections or Schedules mean the Exhibits, Sections or Schedules attached to this Agreement. The term “including” shall be deemed to mean “including without limitation” in all instances. In all instances, the term “or” shall not be deemed to be exclusive.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

OCCIDENTAL PETROLEUM CORPORATION

By:	/s/ Cedric W. Burgher
Name:	Cedric W. Burgher
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Director Appointment and Nomination Agreement between
Occidental Petroleum Corporation and the Icahn Group]

ICAHN GROUP

CARL C. ICAHN
/s/ Carl C. Icahn
Carl C. Icahn

ANDREW LANGHAM
/s/ Andrew Langham
Andrew Langham

NICHOLAS GRAZIANO
/s/ Nicholas Graziano
Nicholas Graziano

HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, its general partner

By: Barberry Corp., its sole member

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

HOPPER INVESTMENTS LLC

By: Barberry Corp., its sole member

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

BARBERRY CORP.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to Director Appointment and Nomination Agreement between
Occidental Petroleum Corporation and the Icahn Group]

ICAHN PARTNERS LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	President and Chief Executive Officer

ICAHN ENTERPRISES HOLDINGS L.P.

By:	Icahn Enterprises G.P. Inc., its general partner
By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	President and Chief Executive Officer

IPH GP LLC

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN CAPITAL LP

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Operating Officer

[Signature Page to Director Appointment and Nomination Agreement between
Occidental Petroleum Corporation and the Icahn Group]

ICAHN ONSHORE LP

	By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

ICAHN OFFSHORE LP

	By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Operating Officer

BECKTON CORP

	By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Secretary; Treasurer

ACCEPTED AND AGREED SOLELY
WITH RESPECT TO THE PROVISIONS
APPLICABLE TO THE NEW INDEPENDENT
DIRECTOR:

/s/ Margarita Paláu-Hernández
Margarita Paláu-Hernández

[Signature Page to Director Appointment and Nomination Agreement between
Occidental Petroleum Corporation and the Icahn Group]

SCHEDULE A

CARL C. ICAHN

ANDREW LANGHAM

NICHOLAS GRAZIANO

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

EXHIBIT A

RESIGNATION

March 25, 2020

Board of Directors
Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, TX 77046

Re: Resignation

Ladies and Gentlemen:

This irrevocable resignation is delivered pursuant to that certain Director Appointment and Nomination Agreement, dated as of March 25, 2020 (the “Agreement”) among Occidental Petroleum Corporation, the Icahn Group and, solely with respect to the provisions applicable thereto, the New Independent Director. Capitalized terms used herein but not defined shall have the meaning set forth in the Agreement.

Pursuant to Sections 1(d) and 1(e) of the Agreement, effective only upon, and subject to, such time as the Icahn Group (together with the Icahn Affiliates) ceases collectively to beneficially own (as defined in Rule 13d-3 (as in effect from time to time) promulgated by the SEC under the Exchange Act) an aggregate Net Long Position in at least 44,313,635 Common Shares, I hereby irrevocably resign from my position as a director of the Company and from any and all committees of the Board on which I serve; provided, however, that if this resignation is tendered pursuant to Section 1(d) of the Agreement, this resignation shall not be effective if any other resignation of an Icahn Designee is tendered and accepted pursuant to Section 1(d) of the Agreement (and the Icahn Group shall determine in its sole discretion which resignation of the Icahn Designees shall be effective) unless and until the Icahn Group (together with the Icahn Affiliates) ceases collectively to beneficially own (as defined in Rule 13d-3 (as in effect from time to time) promulgated by the SEC under the Exchange Act) an aggregate Net Long Position in at least 22,156,817 Common Shares.

Sincerely,

Name:

A-1

EXHIBIT B

[PRESS RELEASE]

B-1

EXHIBIT C

[CONFIDENTIALITY AGREEMENT]

CONFIDENTIALITY AGREEMENT

OCCIDENTAL PETROLEUM CORPORATION

March 25, 2020

To: Each of the persons or entities listed on Schedule A (the “Icahn Group” or “you”)

Ladies and Gentlemen:

This letter agreement shall become effective upon the appointment of any Icahn Designee to the Board of Directors (the “Board”) of Occidental Petroleum Corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Director Appointment and Nomination Agreement (the “Nomination Agreement”), dated as of March 25, 2020, among the Company, the Icahn Group and, solely with respect to the provisions applicable thereto, the New Independent Director. The Company understands and agrees that, subject to the terms of, and in accordance with, this letter agreement, an Icahn Designee may, if and to the extent he or she desires to do so, disclose information he or she obtains while serving as a member of the Board to you and your Representatives (as hereinafter defined), and may discuss such information with any and all such persons, subject to the terms and conditions of this Agreement, and that other members of the Board may similarly disclose information to you. As a result, you may receive certain non-public information regarding the Company. You acknowledge that this information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company. In consideration for, and as a condition of, the information being furnished to you and your agents, representatives, attorneys, advisors, directors, officers or employees, subject to the restrictions in paragraph 2 (collectively, the “Representatives”), you agree to treat any and all information concerning or relating to the Company or any of its subsidiaries or current or former affiliates that is furnished to you or your Representatives (regardless of the manner in which it is furnished, including in written or electronic format or orally, gathered by visual inspection or otherwise) by any Icahn Designee, or by or on behalf of the Company or any Company Representative (as defined below), together with any notes, analyses, reports, models, compilations, studies, interpretations, documents, records or extracts thereof containing, referring, relating to, based upon or derived from such information, in whole or in part (collectively, “Evaluation Material”), in accordance with the provisions of this letter agreement, and to take or abstain from taking the other actions hereinafter set forth.

1.
The term “Evaluation Material” does not include information that (i) is or has become generally available to the public other than as a result of a direct or indirect disclosure by you or your Representatives in violation of this letter agreement or any other obligation of confidentiality, (ii) was within your or any of your Representatives’ possession on a non-confidential basis prior to its being furnished to you by any Icahn Designee, or by or on behalf of the Company or its agents, representatives, attorneys, advisors, directors (other than the Icahn Designees), officers or employees (collectively, the “Company Representatives”), or (iii) is received from a source other than any Icahn Designee, the Company or any of the Company Representatives; provided, that in the case of (ii) or (iii) above, the source of such information was not believed by you, after reasonable inquiry, to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other person with respect to such information at the time the information was disclosed to you.

2.
You and your Representatives will, and you will cause your Representatives to, (a) keep the Evaluation Material strictly confidential and (b) not disclose any of the Evaluation Material in any manner whatsoever without the prior written consent of the Company; provided, however, that you may privately disclose any of such information: (A) to your Representatives (i) who need to know such information for the purpose of advising you on your investment in the Company and (ii) who are informed by you of the confidential nature of such information and agree to be bound by the terms of this Agreement as if they were a party hereto; provided, further, that you will be responsible for any violation of this letter agreement by your Representatives as if they were parties to this letter agreement; and (B) to the Company and the Company Representatives. It is understood and agreed that no Icahn Designee shall disclose to you or your Representatives any Legal Advice (as defined below) that may be included in the Evaluation Material with respect to which such disclosure would constitute waiver of the Company’s attorney client privilege or attorney work product privilege. Notwithstanding the foregoing, upon your request, the Company will enter into an agreement or other document with you that provide for such disclosure of Legal Advice to you in a manner as to preserve attorney client privilege and attorney work product, provided that no Icahn Designee shall not have taken any action, or failed to take any action, that has the purpose or effect of waiving attorney-client privilege or attorney work product privilege with respect to any portion of such Legal Advice and a reputable outside legal counsel of national standing shall have provided the Company with a written opinion that such disclosure will not waive the Company’s attorney client privilege or attorney work product privilege with respect to such Legal Advice. “Legal Advice” as used in this letter agreement shall be solely and exclusively limited to the advice provided by legal counsel and shall not include factual information or the formulation or analysis of business strategy that is not protected by the attorney-client or attorney work product privilege.

3.
In the event that you or any of your Representatives are required by applicable subpoena, legal process or other legal requirement to disclose any of the Evaluation Material, you will promptly notify (except where such notice would be legally prohibited) the Company in writing by email, facsimile and certified mail so that the Company may seek a protective order or other appropriate remedy (and if the Company seeks such an order, you will provide such cooperation as the Company shall reasonably request), at its cost and expense. Nothing herein shall be deemed to prevent you or your Representatives, as the case may be, from honoring a subpoena, legal process or other legal requirement that requires discovery, disclosure or production of the Evaluation Material if (a) you produce or disclose only that portion of the Evaluation Material which your outside legal counsel of national standing advises you in writing is legally required to be so produced or disclosed and you inform the recipient of such Evaluation Material of the existence of this letter agreement and the confidential nature of such Evaluation Material; or (b) the Company consents in writing to having the Evaluation Material produced or disclosed pursuant to the subpoena, legal process or other legal requirement. In no event will you or any of your Representatives oppose action by the Company to obtain a protective order or other relief to prevent the disclosure of the Evaluation Material or to obtain reliable assurance that confidential treatment will be afforded the Evaluation Material. For the avoidance of doubt, it is understood that there shall be no “legal requirement” requiring you to disclose any Evaluation Material solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling, or engaging in derivative or other voluntary transactions with respect to the Common Shares of the Company or otherwise proposing or making an offer to do any of the foregoing, or you would be unable to file any proxy or other solicitation materials in compliance with Section 14(a) of the Exchange Act or the rules promulgated thereunder.

4.
You acknowledge that (a) none of the Company or any of the Company Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material, and (b) none of the Company or any of the Company Representatives shall have any liability to you or to any of your Representatives relating to or resulting from the use of the Evaluation Material or any errors therein or omissions therefrom. You and your Representatives (or anyone acting on your or their behalf) shall not directly or indirectly initiate contact or communication with any executive or employee of the Company other than the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, General Counsel, or such other persons approved in writing by the foregoing or the Board concerning Evaluation Material, or to seek any information in connection therewith from any such person other than the foregoing, without the prior consent of the Company; provided, however, the restriction in this sentence shall not in any way apply to any Icahn Designee acting in his or her capacity as a Board member (nor shall it apply to any other Board members).

5.
All Evaluation Material shall remain the property of the Company. Neither you nor any of your Representatives shall by virtue of any disclosure of or your use of any Evaluation Material acquire any rights with respect thereto, all of which rights (including all intellectual property rights) shall remain exclusively with the Company. At any time after the date on which no Icahn Designee is a director of the Company, upon the request of the Company for any reason, you will promptly return to the Company or destroy all hard copies of the Evaluation Material and use commercially reasonable efforts to permanently erase or delete all electronic copies of the Evaluation Material in your or any of your Representatives’ possession or control (and, upon the request of the Company, shall promptly certify to the Company that such Evaluation Material has been erased or deleted, as the case may be). Notwithstanding the return or erasure or deletion of Evaluation Material, you and your Representatives will continue to be bound by the obligations contained herein for as long as any Evaluation Material is retained by you or your Representatives.

6.
You acknowledge, and will advise your Representatives, that the Evaluation Material may constitute material non-public information under applicable federal and state securities laws, and you agree that you shall not, and you shall use your commercially reasonable efforts to ensure that your Representatives do not, trade or engage in any derivative or other transaction on the basis of such information in violation of such laws.

7.
You hereby represent and warrant to the Company that (i) you have all requisite company power and authority to execute and deliver this letter agreement and to perform your obligations hereunder, (ii) this letter agreement has been duly authorized, executed and delivered by you, and is a valid and binding obligation, enforceable against you in accordance with its terms, (iii) this letter agreement will not result in a violation of any terms or conditions of any agreements to which you are a party or by which you may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting you, and (iv) your entry into this letter agreement does not require approval by any owners or holders of any equity or other interest in you (except as has already been obtained).

8.
Any waiver by the Company of a breach of any provision of this letter agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this letter agreement. The failure of the Company to insist upon strict adherence to any term of this letter agreement on one or more occasions shall not be considered a waiver or deprive the Company of the right thereafter to insist upon strict adherence to that term or any other term of this letter agreement.

9.
You acknowledge and agree that the value of the Evaluation Material to the Company is unique and substantial, but may be impractical or difficult to assess in monetary terms. You further acknowledge and agree that in the event of an actual or threatened violation of this letter agreement, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, you acknowledge and agree that, in addition to any and all other remedies which may be available to the Company at law or equity, the Company shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement exclusively in the Court of Chancery or other federal or state courts of the State of Delaware. In the event that any action shall be brought in equity to enforce the provisions of this letter agreement, you shall not allege, and you hereby waive the defense, that there is an adequate remedy at law.

10.
Each of the parties (a) consents to submit itself to the personal jurisdiction of the Court of Chancery or other federal or state courts of the State of Delaware in the event any dispute arises out of this letter agreement or the transactions contemplated by this letter agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this letter agreement or the transactions contemplated by this letter agreement in any court other than the Court of Chancery or other federal or state courts of the State of Delaware, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms by way of equitable relief, and (e) irrevocably consents to service of process by a reputable overnight delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law. THIS LETTER AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.

11.
This letter agreement and the Nomination Agreement contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersedes all prior or contemporaneous agreements or understandings, whether written or oral. This letter agreement may be amended only by an agreement in writing executed by the parties hereto.

12.
All notices, consents, requests, instructions, approvals and other communications provided for in this letter agreement and all legal process in regard to this letter agreement shall be in writing and shall be deemed validly given, made or served, if (a) given by telecopy and email, when such telecopy is transmitted to the telecopy number set forth below and sent to the email address set forth below and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

if to the Company:

Occidental Petroleum Corporation
5 Greenway Plaza, Suite 110
Houston, TX 77046
Email: Marcia_E._Backus@oxy.com
Attention: Marcia E. Backus, General Counsel

With copies to (which shall not constitute notice):

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, NY 10019
Email: gschoen@cravath.com
khallam@cravath.com
awein@cravath.com
Attention:
George F. Schoen
O. Keith Hallam, III
Allison M. Wein

if to the Icahn Group:

Icahn Associates Corp.
16690 Collins Avenue, Penthouse Suite
Sunny Isles Beach, FL 33160
Attention: Keith Cozza, President and CEO
Email: kcozza@sfire.com

With a copy to (which shall not constitute notice):

Icahn Associates Corp.
16690 Collins Avenue, Penthouse Suite
Sunny Isles Beach, FL 33160
Attention: Jesse Lynn, General Counsel
Email: jlynn@sfire.com

13.
If at any time subsequent to the date hereof, any provision of this letter agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this letter agreement.

14.	This letter agreement may be executed (including by facsimile or PDF) in two or more counterparts which together shall constitute a single agreement.

15.
This letter agreement and the rights and obligations herein may not be assigned or otherwise transferred, in whole or in part, by you without the express written consent of the Company. This letter agreement, however, shall be binding on successors of the parties to this letter agreement.

16.	The Icahn Group shall cause any Replacement for an Icahn Designee appointed to the Board pursuant to the Nomination Agreement to execute a copy of this letter agreement.

17.
This letter agreement shall expire two (2) years from the date on which no Icahn Designee remains a director of the Company; except that you shall maintain in accordance with the confidentiality obligations set forth herein any Evaluation Material (i) constituting trade secrets for such longer time as such information constitutes a trade secret of the Company as defined under 18 U.S.C. § 1839(3) and (ii) retained pursuant to Section 5.

18.	No licenses or rights under any patent, copyright, trademark, or trade secret are granted or are to be implied by this letter agreement.

19.
Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this letter agreement, and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this agreement shall be decided without regards to events of drafting or preparation. The term “including” shall in all instances be deemed to mean “including without limitation.” In all instances, the term “or” shall not be deemed to be exclusive.

[Signature Pages Follow]

Please confirm your agreement with the foregoing by signing and returning one copy of this letter agreement to the undersigned, whereupon this letter agreement shall become a binding agreement between you and the Company.

Very truly yours,

OCCIDENTAL PETROLEUM CORPORATION

By:
Name:
Title:

Accepted and agreed as of the date first written above:

CARL C. ICAHN

Carl C. Icahn

ANDREW LANGHAM

Andrew Langham

NICHOLAS GRAZIANO

Nicholas Graziano

HIGH RIVER LIMITED PARTNERSHIP

By: Hopper Investments LLC, its general partner
By: Barberry Corp., its sole member

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to Confidentiality Agreement between Occidental Petroleum Corporation and the Icahn Group]

HOPPER INVESTMENTS LLC

By: Barberry Corp., its sole member

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

BARBERRY CORP.

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

ICAHN PARTNERS LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN PARTNERS MASTER FUND LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN ENTERPRISES G.P. INC.

By:
Name:	Keith Cozza
Title:	President; and Chief Executive Officer

ICAHN ENTERPRISES HOLDINGS L.P.

By: Icahn Enterprises G.P. Inc., its general partner

By:
Name:	Keith Cozza
Title:	President; and Chief Executive Officer

[Signature Page to Confidentiality Agreement between Occidental Petroleum Corporation and the Icahn Group]

IPH GP LLC

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN CAPITAL LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN ONSHORE LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

ICAHN OFFSHORE LP

By:
Name:	Keith Cozza
Title:	Chief Operating Officer

BECKTON CORP

By:
Name:	Keith Cozza
Title:	Secretary; Treasurer

[Signature Page to Confidentiality Agreement between Occidental Petroleum Corporation and the Icahn Group]

SCHEDULE A

Barberry Corp.

Beckton Corp.

Icahn Capital LP

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Icahn Offshore LP

Icahn Onshore LP

Icahn Partners LP

Icahn Partners Master Fund LP

IPH GP LLC

Icahn Capital LP

High River Limited Partnership

Hopper Investments LLC

Carl C. Icahn

Andrew Langham

Nicholas Graziano